SUPPLEMENT DATED FEBRUARY 23, 2009
TO

PROSPECTUS DATED MAY 21, 2007
FOR FUTURITY NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT C

On February 20, 2009, shares of the Lord Abbett Growth & Income Portfolio of the Lord Abbett Series Fund were substituted with shares of the SCSM Lord Abbett Growth & Income Fund of the Sun Capital Advisers Trust, pursuant to an order of the Securities and Exchange Commissions. The Lord Abbett Growth & Income Sub-Account is no longer available under your Contract for any purpose.

All references to the Lord Abbett Growth & Income Portfolio are hereby deleted from the Futurity NY prospectus, effective February 20, 2009.

A current prospectus for SCSM Lord Abbett Growth & Income Fund was sent to you prior to the substitution.  You should refer to that prospectus for a complete description of the Fund's investment policies, risks, fees and expenses, and all aspects of its operations.

If any of your Contract Value was automatically transferred because of the Substitution, anytime prior to March 23, 2009, you may make one transfer of Contract Value from the Sub-Account investing in the SCSM Lord Abbett Growth & Income Fund to one or more other Sub-Accounts without being assessed a transfer fee and without that transfer counting against limitations on transfers permitted under your Contract.  In addition, prior to March 23, 2009, Sun Life Insurance and Annuity Company of New York will not exercise any rights reserved by it under your Contract to impose restrictions on transfers (other than restrictions on frequent trading, as described in your prospectus).

If you have any questions about the substitution, please call our Service Center at (800) 725-7215 or write to us at P.O. Box 9133, Wellesley Hills, MA  02481.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Futurity NY 2009